Amounts Due From Former Group Companies	12 Months Ended
Dec. 31, 2022
Amounts Due From Former Group Companies [Abstract]
AMOUNTS DUE FROM FORMER GROUP COMPANIES

NOTE 15. AMOUNTS DUE FROM FORMER GROUP COMPANIES

	Consolidated
	December 31, 2022 A$	December 31, 2021 A$
Amounts due from former group companies - net	7,829,668	-

As at December 31, 2022 and 2021, the non-trade amounts due from former group companies include an amount of A$8,070,206 (US$5.5 million) relating to convertible bonds issued by the Company, which are non-interest bearing, unsecured and payable on the maturity date of the convertible bonds, details are set out in Note 19(a). The other amount due to former group companies are unsecured, interest at 5% per annum and repayable on demand. During the year, the interest charged by former group companies amounted to A$2,185.